DEFINITIVE PROXY STATEMENT

SCHEDULE 14A INFORMATION

THE SECURITIES EXCHANGE ACT OF 1934

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VIASAT, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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6155 El Camino Real
Carlsbad, CA 92009

NOTICE OF ANNUAL MEETING OF

STOCKHOLDERS AND PROXY STATEMENT

Dear Fellow Stockholder:

      The annual meeting of stockholders of ViaSat, Inc. will be held at the corporate offices of ViaSat at 6155 El Camino Real, Carlsbad, California on September 9, 2004 at 8:30 a.m. for the following purposes:

1. To elect two (2) directors for a three-year term to expire at the 2007 annual meeting of stockholders. The present board of directors of ViaSat has nominated and recommends for election as directors the following persons:

•	B. Allen Lay

•	Dr. Jeffrey M. Nash

2. To transact any other business that may properly come before our annual meeting or any adjournment or postponement of the meeting.

      The board of directors has fixed the close of business on July 18, 2004 as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting and at any adjournment or postponement of the meeting.

      Accompanying this notice of annual meeting is a proxy. Whether or not you expect to attend the annual meeting, please complete, sign and date the enclosed proxy and return it promptly. If you plan to attend the annual meeting and wish to vote your shares personally, you may do so at any time before the proxy is voted.

      All stockholders are cordially invited to attend the annual meeting.

By Order of the Board of Directors

MARK D. DANKBERG
Chairman of the Board
and Chief Executive Officer

Carlsbad, California

August 6, 2004

Your vote is important. Please vote your shares whether or not you plan to attend the meeting.

6155 El Camino Real

Carlsbad, CA 92009

NOTICE OF ANNUAL MEETING OF

STOCKHOLDERS AND PROXY STATEMENT

       The board of directors of ViaSat, Inc. is soliciting the enclosed proxy for use at the annual meeting of stockholders to be held on September 9, 2004, at 8:30 a.m. at the corporate offices of ViaSat, 6155 El Camino Real, Carlsbad, California.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why did you send me this proxy statement?

      We sent you this proxy statement and the enclosed proxy card because ViaSat’s board of directors is soliciting your proxy to vote at the 2004 annual meeting of stockholders. This proxy statement summarizes the information you need to know to vote at the annual meeting. All stockholders who find it convenient to do so are cordially invited to attend the annual meeting in person. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

      On or about August 10, 2004, we began sending this proxy statement, the attached notice of annual meeting and the enclosed proxy card to all stockholders entitled to vote. Only stockholders who owned ViaSat common stock at the close of business on July 18, 2004 are entitled to vote at the annual meeting. On this record date, there were 26,756,644 shares of ViaSat common stock outstanding. Common stock is our only class of stock entitled to vote. We are also sending along with this proxy statement our 2004 Annual Report, which includes our financial statements.

What am I voting on?

      The election of two (2) directors to serve a three-year term. The present board of directors of ViaSat has nominated and recommends for election as directors the following persons:

•	B. Allen Lay

•	Dr. Jeffrey M. Nash

How many votes do I have?

      Each share of ViaSat common stock that you own as of the close of business on July 18, 2004 entitles you to one vote.

How do I vote by proxy?

      Whether you plan to attend the annual meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend or vote at the meeting.

      If you properly complete your proxy card and send it to us in time to vote, your proxy (i.e., one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your shares will be voted as recommended by the board of directors.

      If any other matter is presented at the annual meeting, your proxy (one of the individuals named on your proxy card) will vote in accordance with his or her best judgment. As of the date of this proxy statement, we knew of no matters that needed to be acted on at the meeting, other than those discussed in this proxy statement.

May I revoke my proxy?

      If you give us your proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in any one of the three following ways:

•	You may send in another signed proxy with a later date,

•	You may notify ViaSat’s corporate secretary, Gregory D. Monahan, in writing before the annual meeting that you have revoked your proxy, or

•	You may notify ViaSat’s corporate secretary in writing before the annual meeting and vote in person at the meeting.

How do I vote in person?

      If you plan to attend the annual meeting and vote in person, we will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you were the beneficial owner of the shares on July 18, 2004, the record date for voting.

Can I vote via the Internet or by telephone?

      If your shares are registered in the name of a bank or brokerage firm, you may be eligible to vote your shares electronically over the Internet or by telephone. A large number of banks and brokerage firms offer Internet and telephone voting. If your bank or brokerage firm does not offer Internet or telephone voting information, please complete and return your proxy card in the self-addressed, postage-paid envelope provided.

What constitutes a quorum?

      The presence at the annual meeting, in person or by proxy, of a majority of our outstanding common stock, or approximately 13,378,323 shares, constitutes a quorum at the meeting, permitting us to conduct our business.

What vote is required to elect the two directors?

      The two nominees for director that receive the most votes will be elected. Voting results will be tabulated and certified by our transfer agent, Computershare Investor Services LLC.

What is the effect of abstentions and broker non-votes?

      Shares represented by proxies that reflect abstentions or include broker non-votes will be treated as present and entitled to vote for purposes of determining the presence of a quorum. Because directors are elected by a plurality of the votes cast, abstentions and broker non-votes will have no effect on the outcome of the election.

What are the costs of soliciting these proxies?

      We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

How do I obtain an Annual Report on Form 10-K?

      If you would like a copy of our Annual Report on Form 10-K for the fiscal year ended April 2, 2004 that we filed with the Securities and Exchange Commission (“SEC”), we will send you one without charge. Please write to:

Investor Relations

ViaSat, Inc.

6155 El Camino Real, Carlsbad, CA 92009

or

ir@viasat.com

PROPOSAL 1:

ELECTION OF DIRECTORS

      Our board of directors is divided into three classes with one class of our directors standing for election each year, generally for a three-year term. You are requested to vote for two nominees for director whose terms expire at this annual meeting and who will be elected for a new three-year term and until their successors are elected and qualified. The nominees are B. Allen Lay and Dr. Jeffrey M. Nash.

      If no contrary indication is made, proxies in the accompanying form are to be voted for Mr. Lay and Dr. Nash or in the event that either Mr. Lay or Dr. Nash is not a candidate or is unable to serve as a director at the time of the election (which is not currently expected), for any nominee who is designated by our board of directors to fill the vacancy. Mr. Lay and Dr. Nash are members of our present board of directors.

NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS

For a Three-Year Term Expiring at the

2007 Annual Meeting of Stockholders

Name	Age	Present Position with ViaSat

B. Allen Lay	69	Director
Dr. Jeffrey M. Nash	56	Director

      B. ALLEN LAY has been a director of ViaSat since 1996. From 1983 to 2001, he was a General Partner of Southern California Ventures, a venture capital company. From 2001 to the present he has acted as a consultant to the venture capital industry. Mr. Lay is currently a director of Physical Optics Corporation, a privately-held optical systems company; Oakgrove Systems, a privately-held software applications company; and Oncotech, Inc., a privately-held medical diagnostic company.

      DR. JEFFREY M. NASH joined ViaSat as a director in 1987. From 1994 until 2003, he served as President of Digital Perceptions Inc., a privately-held consulting and software development firm serving the defense, remote sensing, communications, aviation and commercial computer industries. Since September 2003, he has been President and Chairman of Inclined Plane Inc., a privately-held consulting and intellectual property development company serving the defense, communications and media industries. In addition to his role at ViaSat, Dr. Nash serves as a director of three San Diego-based companies: Pepperball Technologies, Inc., a privately-held manufacturer of non-lethal personal defense equipment for law enforcement, security and personal defense applications; REMEC, Inc., a publicly-held worldwide manufacturer of microwave components for defense, commercial communications and related applications; and Binary Labs, a privately-held developer of multimedia software for the home and education markets.

MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE

Term Expiring at the 2005 Annual Meeting of Stockholders

Name	Age	Present Position with ViaSat

Mark D. Dankberg	49	Chairman and Chief Executive Officer
Michael B. Targoff	59	Director

      MARK D. DANKBERG was a founder of ViaSat and has served as Chairman of the Board and Chief Executive Officer of ViaSat since its inception in May 1986. Mr. Dankberg also serves as a director of REMEC, Inc., a publicly-held worldwide manufacturer of microwave components for defense, commercial communications and related applications; and TrellisWare Technologies, Inc., a privately-held subsidiary of ViaSat that develops advanced signal processing technologies for communication applications. Prior to founding ViaSat, he was Assistant Vice President of M/ A-COM Linkabit, a manufacturer of satellite telecommunications equipment, from 1979 to 1986 and Communications Engineer for Rockwell International Corporation from 1977 to 1979. Mr. Dankberg holds B.S.E.E. and M.E.E. degrees from Rice University.

      MICHAEL B. TARGOFF has been a director of ViaSat since February 2003. He is a founder of Michael B. Targoff and Co., a company which was started in 1998 that seeks active or controlling investments in telecommunications and related industry companies. From its formation in January 1996 through January 1998, Mr. Targoff was President and Chief Operating Officer of Loral Space & Communications Limited. Mr. Targoff was also President of Globalstar Telecommunications Limited, the company that was the public owner of Globalstar, a global mobile satellite system. Before that time, Mr. Targoff was Senior Vice President of Loral Corporation. Mr. Targoff is a director of Leap Wireless International, Inc., a publicly-held wireless communication service provider; Infocrossing, Inc., a publicly-held provider of information technology and business process outsourcing solutions; and Celeritek, a publicly-held manufacturer of semiconductor components and subsystems for defense applications and commercial communications networks. Mr. Targoff is also Chairman of the board of directors of four privately-held technology and telecommunications companies. Before joining Loral Corporation in 1981, Mr. Targoff was a Partner in the New York law firm of Willkie Farr & Gallagher LLP. Mr. Targoff holds a B.A. degree from Brown University and a J.D. degree from Columbia University School of Law, where he was a Hamilton Fisk Scholar and Editor of the Columbia Journal of Law and Social Problems.

Term Expiring at the 2006 Annual Meeting of Stockholders

Name	Age	Present Position with ViaSat

Dr. Robert W. Johnson	54	Director

      DR. ROBERT W. JOHNSON has been a director of ViaSat since 1986. Dr. Johnson has worked in the venture capital industry since 1980, and has acted as an independent investor since 1988. Dr. Johnson currently serves as a director of Hi/fn Inc., a publicly-held company that manufactures semiconductors and software for networking and data storage industries. Dr. Johnson holds B.S. and M.S. degrees in Electrical Engineering from Stanford University and M.B.A. and D.B.A. degrees from Harvard Business School.

Vote Required; Recommendation of the Board of Directors

      If a quorum is present and voting at the annual meeting, the two nominees receiving the highest number of votes will be elected to the board of directors. Votes withheld from any nominee, abstentions and broker non-votes will be counted only for purposes of determining a quorum.

      OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR MR. LAY AND DR. NASH. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE ON YOUR PROXY CARD.

Board Independence

      As required under the Nasdaq Stock Market qualification standards, our board of directors has affirmatively determined that, with the exception of Mr. Dankberg, each of our board members is an independent director within the meaning of the applicable Nasdaq Stock Market qualification standards. Mr. Dankberg is not considered independent because he is an executive officer of the company. As required under new Nasdaq Stock Market qualification standards, our independent directors will meet in regularly scheduled executive sessions at which only independent directors are present.

Board Meetings

      During the fiscal year 2004, our board of directors met eight times including telephonic meetings. In that year, each director attended at least 75% of the aggregate of all meetings held by our board of directors and all meetings held by all committees of our board of directors on which the director served.

Committees of the Board

     Audit Committee

      The audit committee of our board of directors currently consists of Dr. Johnson, Mr. Lay and Dr. Nash. The audit committee met seven times including telephonic meetings during fiscal year 2004. All members of the audit committee are independent directors, as defined in the Nasdaq Stock Market qualification standards and by Section 10A of the Exchange Act. Mr. Lay qualifies as an “audit committee financial expert” as that term is defined in the rules and regulations established by the SEC. The audit committee is governed by a written charter adopted by our board of directors. The functions of the audit committee include:

•	meeting with our management periodically to consider the adequacy of our internal controls and the quality and objectivity of our financial reporting;

•	meeting with our independent registered public accounting firm and with internal financial personnel regarding these matters;

•	overseeing the independence and performance of our registered public accounting firm and recommending to our board of directors the engagement of our independent registered public accounting firm;

•	establishing procedures for the receipt, retention and treatment of complaints received by the company regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

•	reviewing our audited and unaudited published financial statements and reports and discussing the statements and reports with our management and our independent registered public accounting firm, including any significant adjustments, management judgments and estimates, new accounting policies and disagreements with management; and

•	reviewing our financial plans and reporting recommendations to our full board for approval and to authorize action.

      Both our independent registered public accounting firm and internal financial personnel meet privately with our audit committee and have unrestricted access to this committee.

     Compensation and Human Resources Committee

      The compensation and human resources committee of our board of directors currently consists of Drs. Johnson and Nash. The compensation and human resources committee met five times including telephonic meetings during fiscal year 2004. All members of the compensation and human resources committee are independent directors, as defined in the Nasdaq Stock Market qualification standards. The compensation and human resources committee is governed by a written charter approved by our board of directors. The functions of the compensation and human resources committee include:

•	reviewing and, as it deems appropriate, recommending to our board of directors, policies, practices and procedures relating to the compensation of our directors, officers and other managerial employees and the establishment and administration of our employee benefit plans;

•	exercising authority under our employee benefit plans; and

•	advising and consulting with our officers regarding managerial personnel and development.

     Nominating/ Corporate Governance Committee

      The nominating/corporate governance committee of our board of directors currently consists of Mr. Targoff and Dr. Johnson. The nominating/corporate governance committee was formed in April 2004 and did not meet during fiscal year 2004. All members of the nominating/corporate governance committee are independent directors, as defined in the Nasdaq Stock Market qualification standards. The nominat-

ing/corporate governance committee is governed by a written charter approved by our board of directors. The functions of the nominating/corporate governance committee include:

•	reviewing and recommending nominees for election as directors and committee members;

•	assessing the performance of our board of directors;

•	reviewing and making recommendations to our board of directors regarding our corporate governance guidelines and procedures and considering other issues relating to corporate governance.

Director Nomination Process

     Director Qualifications

      In evaluating director nominees, the nominating/corporate governance committee will consider, among other things, the following factors:

•	personal and professional integrity, ethics and values;

•	experience in corporate management, such as serving as an officer or former officer of a publicly held company;

•	experience in our industry and with relevant social policy concerns;

•	experience as a board member of another publicly held company;

•	diversity of expertise and experience in substantive matters pertaining to our business relative to other board members; and

•	practical and mature business judgment.

      Other than the foregoing, there are no stated minimum criteria for director nominees, although the nominating/corporate governance committee may also consider such other facts as it may deem are in the best interests of our company and our stockholders. The nominating/corporate governance committee does, however, believe it appropriate for at least one, and, preferably, several, members of our board of directors to meet the criteria for an “audit committee financial expert” as defined by SEC rules, and that a majority of the members of our board of directors be independent as required by the Nasdaq Stock Market qualification standards.

     Identification and Evaluation of Nominees for Directors

      The nominating/corporate governance committee will identify nominees for director by first evaluating the current members of our board of directors willing to continue in service. Current members with qualifications and skills that are consistent with the nominating/corporate governance committee’s criteria for board of directors service and who are willing to continue in service will be considered for re-nomination, balancing the value of continuity of service by existing members of our board of directors with that of obtaining a new perspective. If any member of our board of directors does not wish to continue in service or if our board of directors decides not to re-nominate a member for re-election, the nominating/corporate governance committee will identify the desired skills and experience of a new nominee in light of the criteria above. The nominating/corporate governance committee may also poll our board of directors and members of management for their recommendations. The nominating/corporate governance committee may also review the composition and qualification of the boards of directors of our competitors, and may seek input from industry experts or analysts. The nominating/corporate governance committee will review the qualifications, experience and background of the candidates. Final candidates will be interviewed by the members of the nominating/corporate governance committee and by certain of our other independent directors and executive management. In making its determinations, the nominating/corporate governance committee will evaluate each individual in the context of our board of directors as a whole, with the objective of assembling a group that can best perpetuate the success of our company and represent stockholder interests through the exercise of sound judgment. After review and deliberation of all feedback and data, the nominating/corporate governance committee will make its recommendation to our board of directors. To date, the nominat-

ing/corporate governance committee has not relied on third-party search firms to identify board of directors’ candidates. The nominating/corporate governance committee may in the future choose to do so in those situations where particular qualifications are required or where existing contacts are not sufficient to identify an appropriate candidate.

      The nominating/corporate governance committee will consider candidates recommended by any company stockholder who has held our common stock for at least one year and who holds a minimum of 1% of our outstanding shares. The recommending stockholder must submit to the company the following in connection with recommending a candidate:

•	a detailed résumé of the recommended candidate;

•	an explanation of the reasons why the stockholder believes the recommended candidate is qualified for service on the company’s board of directors;

•	such other information that would be required by the rules of the SEC to be included in a proxy statement;

•	the written consent of the recommended candidate;

•	a description of any arrangements or undertakings between the stockholder and the recommended candidate regarding the nomination; and

•	proof of the recommending stockholder’s stock holdings in the company.

      Recommendations received by stockholders will be processed and subject to the same criteria as other candidates recommended to the nominating/corporate governance committee.

      We have not received director candidate recommendations from our stockholders.

Communications with our Board of Directors

      Our stockholders may contact our board of directors or a specified individual director by writing to the Office of the General Counsel, ViaSat, Inc., 6155 El Camino Real, Carlsbad, California 92009. The Office of the General Counsel shall forward all such communications (excluding routine advertisements, business solicitations and communications that he or she, in his or her sole discretion, deems to be a security risk or for harassment purposes) to each member of our board of directors, or, if applicable, to the individual director(s) named in the correspondence with a courtesy copy to the chairman of our board of directors.

Code of Ethics

      We have established a Guide to Business Conduct (“Code of Conduct”) that applies to our officers, directors and employees. The Code of Conduct contains general guidelines for conducting our business consistent with the highest standards of business ethics, and is intended to qualify as a “code of ethics” within the meaning of Section 406 of the Sarbanes-Oxley Act of 2002 and Item 406 of Regulation S-K promulgated by the SEC.

Corporate Governance Documents

      Copies of our corporate governance documents, including the Code of Conduct, Audit Committee Charter, Compensation and Human Resources Committee Charter and Nominating/ Corporate Governance Committee Charter are available, free of charge, on our website at www.viasat.com under the heading “Investor Relations.” Please note, however, that the information contained on the website is not incorporated by reference in, or considered part of, this proxy statement. We will also provide copies of these documents, free of charge, to any stockholder upon written request to Investor Relations, ViaSat, Inc., 6155 El Camino Real, Carlsbad, California 92009.

Compensation of Directors

      Members of our board of directors are reimbursed for expenses actually incurred in attending meetings of our board of directors and its committees. Each independent director is paid an annual fee of $12,000. In addition, each independent director is paid $2,000 for participation in each regular meeting of our board of directors and $1,000 for participation in each committee meeting as a regular committee member, or $1,500 for participation in each committee meeting as a committee chairperson. The fee paid to each director for participation via telephone for each regular meeting or each committee meeting is one-half of the regular fee. Each independent director at the time of initial election to our board of directors is granted an option to purchase 15,000 shares of our common stock and on the date of each subsequent annual meeting of stockholders is granted an option to purchase 10,000 shares of our common stock.

Director Attendance at Annual Meetings

      Although our company does not have a formal policy regarding attendance by members of our board of directors at our annual meeting, we encourage the attendance of our directors and director nominees at our annual meeting and historically more than a majority have done so. For example, 100% of our directors attended our 2002 and 2003 annual meetings.

Report of the Audit Committee of the Board

      The audit committee is comprised solely of independent directors, as defined in the Nasdaq Stock Market qualification standards and by Section 10A of the Exchange Act. The audit committee operates under a written audit committee charter adopted by our board of directors. The composition of the audit committee, the attributes of its members and the responsibilities of the audit committee, as reflected in its written charter, are intended to be in accordance with the requirements for corporate audit committees under applicable Nasdaq Stock Market and SEC rules. In 2003, our board of directors evaluated the audit committee’s existing charter in light of recent developments and changing market practices with respect to the role of the audit committee and decided to amend and restate the charter. Our board of directors reviews and assesses the adequacy of the audit committee’s written charter on an annual basis in light of applicable Nasdaq Stock Market and SEC rules. Each year, the company also provides a written certification of adoption of the charter and its adequacy as required by the Nasdaq Stock Market qualification standards.

      The audit committee oversees ViaSat’s financial reporting process on behalf of the board of directors. The purpose of the audit committee is the general oversight of ViaSat’s financial reporting, internal control and audit functions. Management is responsible for the preparation, presentation and integrity of ViaSat’s financial statements, accounting and financial reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. ViaSat’s independent registered public accounting firm, PricewaterhouseCoopers LLP, is responsible for performing an independent audit of the consolidated financial statements of ViaSat and expressing an opinion as to their conformity with generally accepted accounting standards. The committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management or ViaSat’s independent registered public accounting firm, nor can the audit committee certify that ViaSat’s independent registered public accounting firm is “independent” under applicable rules. The audit committee has authority to engage its own outside advisors, including experts in particular areas of accounting, as it determines appropriate, apart from counsel or advisors hired by management.

      Among other matters, the audit committee monitors the activities and performance of ViaSat’s independent registered public accounting firm, including the audit scope, external audit fees, auditor independence matters and the extent to which the independent registered public accounting firm may be retained to perform non-audit services. The audit committee and the board of directors have ultimate authority and responsibility to select, evaluate and, when appropriate, replace ViaSat’s independent registered public accounting firm. The audit committee also reviews the results of the audit work with regard to the adequacy and appropriateness of ViaSat’s financial, accounting and internal controls.

      In fulfilling its oversight responsibilities, the audit committee has reviewed and discussed the audited consolidated financial statements in our annual report with management including a discussion of the quality, not just acceptability, of the accounting principles, reasonableness of significant judgment, and clarity of disclosures in the financial statements. The audit committee discussed the interim financial information contained in each quarterly earnings announcement with management and ViaSat’s independent registered public accounting firm prior to public release. The audit committee also discussed with management, and ViaSat’s independent registered public accounting firm the quality and adequacy of the company’s internal controls as well as the requirements of the Sarbanes-Oxley Act of 2002. In addition, the audit committee also discussed with management the process used to support the certifications of the Chief Executive Officer and Chief Financial Officer that are required in periodic reports filed by the company with the SEC. The audit committee reviewed with ViaSat’s independent registered public accounting firm its audit plans, audit scope, and identification of audit risks. The audit committee engaged the independent registered public accounting firm and approved auditor services and fees, including audit, audit related, and non audit fees.

      The audit committee reviewed with the independent registered public accounting firm, who is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, its judgments as to the quality, not just acceptability, of the accounting principles, reasonableness of significant judgments, and clarity of disclosures in the financial statements. In addition, ViaSat’s independent registered public accounting firm represented that its presentations included the matters required to be discussed with the audit committee by Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees.”

      ViaSat’s independent registered public accounting firm also provided the audit committee with the written disclosures required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and the audit committee discussed with ViaSat’s independent registered public accounting firm that firm’s independence.

      In reliance on the review and discussions noted above and the report of the independent registered public accounting firm, the audit committee recommended to the board of directors that ViaSat’s audited financial statements be included in ViaSat’s Annual Report on Form 10-K for the fiscal year ended April 2, 2004, and be filed with the SEC.

      This report of the audit committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Exchange Act of 1934, as amended, except to the extent that ViaSat specifically incorporates this information by reference, and shall not otherwise be deemed to be “soliciting material” or deemed “filed” under the Securities Act or the Exchange Act.

Respectfully submitted,

Robert W. Johnson
B. Allen Lay
Jeffrey M. Nash

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

      The following table provides information regarding the ownership of ViaSat’s common stock as of July 1, 2004 by: (1) each director, (2) each of the Named Executive Officers, (3) all executive officers and directors of ViaSat as a group, and (4) all other stockholders known by ViaSat to be beneficial owners of more than five percent (5%) of its common stock. Unless otherwise indicated, the address for each of the stockholders listed below is c/o ViaSat, Inc., 6155 El Camino Real, Carlsbad, California 92009.

	Amount and Nature of		Percent Beneficial
Name or Group(1)	Beneficial Ownership(2)		Ownership(%)

Directors and Officers:
Mark D. Dankberg	1,794,284	(3)	6.7
Steven R. Hart	978,126		3.7
Robert W. Johnson	584,497		2.2
B. Allen Lay	400,729	(4)	1.5
Jeffrey M. Nash	340,913		1.3
Richard A. Baldridge	142,000		*
Robert L. Barrie	138,551		*
Stephen W. Cable	28,416		*
Michael B. Targoff	5,000		*
All directors and executive officers as a group (13 persons)	5,350,081		19.6

Other 5% Stockholders:
Royce and Associates LLC(5) 1414 Avenue of the Americas New York, NY 10019	1,831,300		6.9

*	Less than 1%

(1)	The information regarding beneficial ownership of ViaSat common stock has been presented according to rules of the SEC and is not necessarily indicative of beneficial ownership for any other purpose. Under the SEC rules, beneficial ownership of ViaSat common stock includes any shares as to which a person has sole or shared voting power or investment power and also any shares that a person has the right to acquire within 60 days through the exercise of any stock option or other right. Under California and some other state laws, personal property owned by a married person may be community property that either spouse may manage and control. ViaSat has no information as to whether any shares shown in this table are subject to community property laws.

(2)	Includes the following shares issuable upon the exercise of outstanding stock options that are exercisable within 60 days of July 1, 2004: Mr. Dankberg — 158,000 option shares; Mr. Hart — 44,000 option shares; Dr. Johnson — 55,001 option shares; Mr. Lay — 32,001 option shares; Dr. Nash — 24,000 option shares; Mr. Baldridge — 142,000 option shares; Mr. Barrie — 127,600 option shares; and Mr. Targoff — 5,000 option shares.

(3)	Includes 3,039 shares of common stock held by Mr. Dankberg’s children. Mr. Dankberg disclaims beneficial ownership of all these securities.

(4)	Includes (a) 30,400 shares of common stock held by Lay Charitable Remainder Unitrust, and (b) 90,506 shares of common stock held by Lay Living Trust.

(5)	The ownership information shown is based solely on information contained in Amendment No. 2 to Schedule 13G dated February 9, 2004 filed with SEC by Royce and Associates LLC (Royce) with respect to ownership of shares of common stock, which indicated that Royce has sole dispositive power with respect to all 1,831,300 shares. Royce, a registered investment adviser, is deemed to be the beneficial owner of such shares as a result of acting as investment adviser to various registered investment companies.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Executive Officers

      The information provided below is submitted with respect to each of ViaSat’s executive officers.

Name	Age	Present Position With ViaSat

Mark D. Dankberg	49	Chairman of the Board and Chief Executive Officer
Richard A. Baldridge	46	President and Chief Operating Officer
Steven R. Hart	50	Vice President — Engineering and Chief Technical Officer
Mark J. Miller	44	Vice President and Chief Technical Officer
Gregory D. Monahan	58	Vice President — Administration, General Counsel and Secretary
Ronald G. Wangerin	37	Vice President and Chief Financial Officer
Robert L. Barrie	60	Vice President — Operations
Stephen W. Cable	49	Vice President & General Manager — Broadband Systems
Cathy B. Akin	53	Vice President — Human Resources

      MARK D. DANKBERG was a founder of ViaSat and has served as Chairman of the Board and Chief Executive Officer of ViaSat since its inception in May 1986. Mr. Dankberg also serves as a director of REMEC, Inc., a publicly-held worldwide manufacturer of microwave components for defense, commercial communications and related applications; and TrellisWare Technologies, Inc., a privately-held subsidiary of ViaSat that develops advanced signal processing technologies for communication applications. Prior to founding ViaSat, he was Assistant Vice President of M/A-COM Linkabit, a manufacturer of satellite telecommunications equipment, from 1979 to 1986 and Communications Engineer for Rockwell International Corporation from 1977 to 1979. Mr. Dankberg holds B.S.E.E. and M.E.E. degrees from Rice University.

      RICHARD A. BALDRIDGE joined ViaSat in April 1999 as Vice President and Chief Financial Officer. From September 2000 to August 2002, Mr. Baldridge served as Executive Vice President, Chief Operating Officer and Chief Financial Officer. He currently serves as President and Chief Operating Officer of ViaSat. Prior to joining ViaSat, Mr. Baldridge served as Vice President and General Manager of Raytheon Corporation’s Training Systems Division from January 1998 to April 1999. From June 1994 to December 1997, Mr. Baldridge served as Chief Operating Officer, Chief Financial Officer and Vice President — Finance and Administration for Hughes Information Systems and Hughes Training Inc., prior to their acquisition by Raytheon in 1997. Mr. Baldridge’s other experience includes various senior financial management roles with General Dynamics Corporation. Mr. Baldridge also serves as a director of Jobs for America’s Graduates and the National Alliance of Business (NAB). Mr. Baldridge holds a B.S. degree in Business Administration, with an emphasis in Information Systems, from New Mexico State University.

      STEVEN R. HART was a founder of ViaSat and has served as Vice President — Engineering and Chief Technical Officer since March 1997, as Vice President and Chief Technical Officer since 1993 and as Engineering Manager since 1986. Prior to joining ViaSat, Mr. Hart was a Staff Engineer and Manager at M/A-COM Linkabit from 1982 to 1986. Mr. Hart holds a B.S. degree in Mathematics from the University of Nevada, Las Vegas and a M.A. degree in Mathematics from the University of California, San Diego.

      MARK J. MILLER was a founder of ViaSat and has served as Vice President and Chief Technical Officer of ViaSat since 1993 and as Engineering Manager since 1986. Prior to joining ViaSat, Mr. Miller was a Staff Engineer at M/A-COM Linkabit from 1983 to 1986. Mr. Miller holds a B.S.E.E. degree from the University of California, San Diego and a M.S.E.E. degree from the University of California, Los Angeles.

      GREGORY D. MONAHAN has served as Vice President — Administration, General Counsel and Secretary of ViaSat since April 1999 and as Vice President, Chief Financial Officer and General Counsel from December 1988 to April 1999. Prior to joining ViaSat, Mr. Monahan was Assistant Vice President of M/A-COM Linkabit from 1978 to 1988. Mr. Monahan holds a J.D. degree from the University of San Diego and B.S.M.E. and M.B.A. degrees from the University of California, Berkeley.

      RONALD G. WANGERIN joined ViaSat in August 2002 as Vice President and Chief Financial Officer. Prior to joining ViaSat, Mr. Wangerin served as Vice President, Chief Financial Officer, Treasurer, and Secretary at NexusData Inc., a privately-held wireless data collection company, from 2000 to 2002. From 1997 to 2000, Mr. Wangerin held several positions at Hughes Training, Inc., a subsidiary of Raytheon Company, including Vice President and Chief Financial Officer. Mr. Wangerin worked for Deloitte & Touche LLP from 1989 to 1997. Mr. Wangerin holds a B.S. degree in Accounting and a Masters of Accounting degree from the University of Southern California.

      ROBERT L. BARRIE joined ViaSat in January 1997 as Vice President — Operations. Prior to joining ViaSat, Mr. Barrie was Vice President of Operations at Pacific Communications Sciences Inc. from 1987 to 1996. Mr. Barrie served in several positions at OAK Communications, Inc. from 1980 to 1986, including Vice President — Program Management. Mr. Barrie was a Vice President at LaPointe Industries from 1969 to 1980. Mr. Barrie holds a B.S. degree in Business from Charter Oak State College and an M.B.A. from National University.

      STEPHEN W. CABLE has served as Vice President & General Manager — Broadband Systems of ViaSat since September 2000 and as Vice President — Strategic Development from October 1998 to September 2000. Prior to joining ViaSat, Mr. Cable served as Director of Satcom Systems of Rockwell International Corporation’s Collins Government Systems Division from September 1997 to October 1998. From October 1994 to August 1997, Mr. Cable held various positions with Rockwell in its Communications Systems Division, including Director of Advanced Programs, Director of Engineering, Acting General Manager, Vice President — Rockwell Global Wireless and Chairman of the Strategic Planning Council for the Communications Systems Division. Mr. Cable holds B.S.E.E. and M.S.E. degrees in Electrical Engineering from Rice University.

      CATHY B. AKIN joined ViaSat in September 2000 as Vice President — Human Resources. Prior to joining ViaSat, Ms. Akin was Vice President of Human Resources at DataWorks/ Epicor Software from 1998 to 2000. From 1996 to 1998, Ms. Akin served as the Director of Human Resources for Uniden. Ms. Akin was also the Director of Human Resources for Spectragraphics from 1993 to 1996. Ms. Akin holds a B.S. degree in Business Management from San Diego State University.

Executive Compensation

      The following table provides summary information concerning compensation paid by us to, or on behalf of, our chief executive officer and each of our four other most highly compensated executive officers (collectively, the “Named Executive Officers”).

Summary Compensation Table

					Long-Term
					Compensation
					Awards

		Fiscal Year			Number of
		Compensation			Securities
	Fiscal				Underlying	All Other
Name and Principal Positions	Year	Salary		Bonus	Options	Compensation(1)

Mark D. Dankberg	2004	$462,116	(2)	$—	60,000	$—
Chairman and Chief Executive Officer	2003	355,769		160,000	—	5,600
	2002	384,230	(2)	185,000	80,000	5,815
Richard A. Baldridge	2004	326,846		—	45,000	—
President and Chief Operating Officer	2003	269,712	(2)	77,900	—	41,704	(3)
	2002	275,000		110,000	50,000	30,995	(3)
Robert L. Barrie	2004	226,769		—	15,000	—
Vice President — Operations	2003	191,538		47,500	—	5,388
	2002	200,000		55,000	20,000	5,581
Stephen W. Cable	2004	225,808		—	15,000	—
Vice President & General Manager —	2003	187,500		50,000	—	5,100
Broadband Systems	2002	195,000		60,000	20,000	4,925
Steven R. Hart	2004	232,923		—	18,000	—
Vice President — Engineering and	2003	155,897		60,000	—	5,431
Chief Technical Officer	2002	190,000		52,500	20,000	5,450

(1)	All other compensation consists only of matching 401(k) contributions by ViaSat, unless indicated otherwise.

(2)	Includes vacation pay out of $16,346 and $14,231 in 2004 and 2002, respectively, for Mark Dankberg and $10,577 for Richard Baldridge in 2003.

(3)	Includes reimbursement of relocation expenses. Mr. Baldridge was reimbursed $36,298 and $26,308 for such expenses in fiscal years 2003 and 2002, respectively.

Stock Options During Last Fiscal Year

      The following table provides information concerning individual grants of stock options made during our fiscal year 2004 to each of our Named Executive Officers.

					Value at Assumed
	Individual Grants				Annual Rates of
					Potential Realizable
	Number of	% of Total			Stock Price
	Securities	Options			Appreciation for
	Underlying	Granted to	Exercise or		Option Term(1)
	Options	Employees in	Base Price	Expiration
Name	Granted(1)	Fiscal Year 2004	Per Share	Date	5%	10%

Mark D. Dankberg	60,000	12.01%	$18.25	12/18/2013	$732,620	$1,815,179
Richard A Baldridge	45,000	9.01	18.25	12/18/2013	549,465	1,361,384
Robert L. Barrie	15,000	3.00	18.25	12/18/2013	183,155	453,795
Stephen W. Cable	15,000	3.00	18.25	12/18/2013	183,155	453,795
Steven R. Hart	18,000	3.60	18.25	12/18/2013	219,786	544,554

(1)	All options granted become exercisable for each grantee as follows: 20% of the granted number of shares vest on each anniversary of the date of grant over the course of five years.

      The following table provides information concerning exercises of stock options by each of our Named Executive Officers, and the number of options and value of unexercised options held by each such person at April 2, 2004.

			Number of Securities		Value of Unexercised
	Number of		Underlying Unexercised		In-the-Money Options
	Shares		Options at Year-End		at Year-End(1)
	Acquired	Value
Name	on Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable

Mark D. Dankberg	—	$—	152,001	137,999	$2,541,219	$1,635,581
Richard A. Baldridge	55,000	1,380,165	114,000	121,000	1,877,090	1,649,460
Robert L. Barrie	20,000	498,771	127,600	37,400	2,373,184	408,956
Stephen W. Cable	—	—	105,300	34,000	2,183,683	393,430
Steven R. Hart	—	—	44,000	38,000	749,480	433,280

(1)	The dollar values have been calculated by determining the difference between the fair market value of the securities underlying the options and the exercise price at April 2, 2004.

Equity Compensation Plan Information

      The following table provides certain information as of April 2, 2004 about our common stock that may be issued upon the exercise of options and rights under all of our existing equity compensation plans:

			Number of Securities
			Remaining Available
			for Future Issuance
	Number of Securities		Under Equity
	to be Issued upon	Weighted-Average	Compensation Plans
	Exercise of	Exercise Price of	(Excluding Securities
	Outstanding Options	Outstanding Options	Reflected in
Plan Category	and Rights	and Rights	Column (a))

	(a)	(b)	(c)
Equity compensation plans approved by security holders(1)	4,962,131	$14.93	1,929,623
Equity compensation plans not approved by security holders(2)	112,677	$10.46	78,208
Total	5,074,808	$14.83	2,007,831

(1)	Consists of two plans: (a) our Second Amended and Restated 1996 Equity Participation Plan (the 1996 Equity Participation Plan) and (b) our Employee Stock Purchase Plan, as amended (the Purchase Plan). See below for a more detailed discussion of the 1996 Equity Participation Plan and the Purchase Plan.

(2)	Consists of the U.S. Monolithics, LLC 2000 Unit Incentive Plan (the USM Plan). See below for a more detailed discussion of the USM Plan.

      The 1996 Equity Participation Plan. In November 1996 we adopted the 1996 Equity Participation Plan, which provides for the grant to our executive officers, other key employees, consultants and non-employee directors of a broad variety of stock-based compensation alternatives such as nonqualified stock options, incentive stock options, restricted stock and performance awards. The 1996 Equity Participation Plan currently provides for aggregate award grants of up to 7,600,000 shares. As of April 2, 2004 options to purchase an aggregate of 4,962,131 shares of common stock at prices ranging from $4.25 to $43.82 were outstanding under the 1996 Equity Participation Plan.

      The Purchase Plan. In November 1996 we established the Purchase Plan to assist our employees in acquiring a stock ownership interest in ViaSat and to encourage them to remain in our employment. The Purchase Plan is intended to qualify under Section 423 of the Internal Revenue Code. The Purchase Plan permits our eligible employees to purchase our common stock at a discount through payroll deductions during specified six-month offering periods. The Compensation and Human Resources Committee administers the

Purchase Plan. Currently, a maximum of 1,000,000 shares of common stock are authorized for issuance under the Purchase Plan. As of April 2, 2004, an aggregate of 790,322 of common stock at prices ranging from $3.83 to $21.20 had been issued under the Purchase Plan.

      The USM Plan. In connection with our acquisition of U.S. Monolithics, LLC in 2002, options to purchase approximately 44,418 of our shares at a weighted average exercise price of $8.94 were assumed from the USM Plan. Our stockholders have not approved the USM Plan. The purpose of the USM Plan is to assist the employees of U.S. Monolithics (which is now operated as a wholly-owned subsidiary of ViaSat) in acquiring a stock ownership interest in ViaSat and to encourage them to remain employees of U.S. Monolithics. The USM Plan authorizes the grant of non-qualified stock options and restricted stock covering an aggregate of 203,000 shares of our common stock. As of April 2, 2004, options to purchase an aggregate of 112,677 shares of common stock at prices ranging from $6.56 to $23.37 were outstanding under the USM Plan.

Compensation Committee Interlocks and Insider Participation

      During fiscal year 2004, the compensation and human resources committee was comprised of Drs. Johnson and Nash. No interlocking relationship exists between any member of the compensation and human resources committee and any member of any other company’s board of directors or compensation committee.

Compensation and Human Resources Committee Report on Executive Compensation

      The compensation and human resources committee of our board of directors assists our board in fulfilling its responsibilities with respect to the compensation of ViaSat’s executive officers and directors. Two outside independent directors serve on the compensation and human resources committee. Its charter is to oversee, review and recommend to our board of directors for approval the compensation policies and practices for our chief executive officer, other key executives, and directors, as well as ViaSat’s general employee benefits programs and policies. The compensation and human resources committee reports regularly to our full board of directors on its activities. In general, the compensation policies recommended by the compensation and human resources committee and adopted by the board of directors are designed to provide competitive levels of compensation to:

•	attract and retain executives capable of achieving our business objectives, and

•	motivate our executives to enhance long-term stockholder value.

Executive Officer Compensation

      Our executive compensation program is comprised of base salary, annual cash incentive bonus and long-term incentive compensation in the form of stock option grants at current market prices. We may provide performance based restricted stock grants in fiscal year 2005 as part of our executive compensation program.

      Our compensation program for executive officers is designed to provide a total compensation level (including both annual and long-term incentives) that is competitive with surveyed companies. For executive officers recently recruited by us, annual compensation rates and long-term incentive awards reflect amounts necessary to attract them to ViaSat. The compensation program is benchmarked by using surveys of companies in the high technology industry with similar revenues and/or prospects. These companies, which are representative of the firms we compete with for executive talent and have jobs similar to those at our company in magnitude, complexity and scope of responsibility, form the basis for the survey group used by the compensation and human resources committee.

Components of Executive Compensation

•	Base salary is based on an executive’s job responsibilities, level of experience, individual performance and contribution to ViaSat, as well as information obtained from surveys. The compensation and human resources committee believes that the executives’ base salaries are at competitive levels relative to the various markets from which ViaSat attracts its executive talent.

•	Annual cash incentive bonus is reviewed at the end of the fiscal year and is based on ViaSat’s performance, individual performance, and compensation surveys. Bonuses awarded in prior years are also taken into consideration. The bonuses are at risk and are not arithmetically derived using a bonus formula.

•	Long-term incentives may include awards of stock options, restricted stock, and performance awards. The objective for the awards is to closely align executive interests with the longer-term interests of stockholders. These awards, which are at risk and dependent on the creation of incremental stockholder value or the attainment of cumulative financial targets over several years, represent a significant portion of the total compensation opportunity provided for the executive officers. Award sizes are based on individual performance, level of responsibility, the individual’s potential to make significant contributions to our company, and award levels at other companies in the survey group. Long-term incentives granted in prior years are also taken into consideration.

Compensation for the Chairman and Chief Executive Officer

      Based on the framework described above, the compensation and human resources committee reviews and recommends to our board of directors for approval the compensation of Mr. Dankberg, our chairman and chief executive officer, by judging his individual contributions to ViaSat’s business, level of responsibility, and career experience. The compensation and human resources committee does not believe that narrow quantitative measures or formulas are sufficient for determining Mr. Dankberg’s compensation. The compensation and human resources committee does not give specific weights to the factors considered, but the primary factor is Mr. Dankberg’s individual contribution to our business. The compensation and human resources committee recognizes Mr. Dankberg’s contributions to ViaSat’s business performance during fiscal year 2004. Considering all the factors, the compensation and human resources committee believes the combination of Mr. Dankberg’s base salary, annual cash bonus and long-term incentives is appropriately positioned relative to the chief executive officers of other comparable U.S.-based companies.

Deductibility of Compensation in Excess of $1 Million Per Year

      Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to public companies for compensation in excess of $1 million paid to a company’s chief executive officer and any of its four other most highly compensated executive officers. Qualifying performance-based compensation is not subject to the deduction limit if specific requirements are met. For 2004 and 2005, we do not anticipate that there will be nondeductible compensation for the positions in question. The compensation and human resources committee plans to continue to review the matter for 2005 and future years in order to determine the extent of possible modification to our compensation arrangements.

Compensation and Human Resources Committee
Robert W. Johnson
Jeffrey M. Nash

PERFORMANCE GRAPH

      The following graph shows the value of an investment of $100 in cash on March 31, 1999 in (1) ViaSat’s common stock, (2) the NASDAQ Telecommunications Index, (3) the NASDAQ Composite Index and (4) the S&P 600 Small cap Index. The graph assumes that all dividends were reinvested. The stock price performance shown on the graph is not necessarily indicative of future performance. The information contained under this heading “Performance Graph” is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the company under the Securities Act of 1933, as amended, or the Exchange Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

      Our financial statements for the fiscal year ended April 2, 2004 have been examined by PricewaterhouseCoopers LLP. PricewaterhouseCoopers LLP has been engaged as ViaSat’s independent registered public accounting firm since 1992. The audit committee has appointed PricewaterhouseCoopers LLP as ViaSat’s independent registered public accounting firm for the fiscal year 2005. Representatives of PricewaterhouseCoopers LLP are expected to be available at the annual meeting to respond to appropriate questions and to make a statement if they desire to do so.

Independent Registered Public Accounting Firm Fees

      The following is a summary of the fees incurred by ViaSat from PricewaterhouseCoopers LLP for professional services rendered for the fiscal years ended April 2, 2004 and March 31, 2003:

Fee Category	Fiscal 2004 Fees	Fiscal 2003 Fees

Audit Fees	$423,000	$427,320
Audit Related Fees	17,500	16,100
Tax Fees	36,727	135,139
All Other Fees	1,500	6,700

Total Fees	$478,727	$585,259

      Audit Fees. Consists of fees incurred for professional services rendered for the audit of ViaSat’s consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by PricewaterhouseCoopers LLP in connection with statutory and regulatory filings or engagements.

      Audit-Related Fees. Consists of fees incurred for assurance and related services that are reasonably related to the performance of the audit or review of ViaSat’s consolidated financial statements and are not reported under “Audit Fees.” These services include employee benefit plan audits and consultations concerning financial accounting and reporting standards.

      Tax Fees. Consists of fees incurred for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and international tax compliance, and international tax planning.

      All Other Fees. Consists of fees for products (e.g. survey results, software etc.) and services other than the services reported above.

Audit Committee Policy Regarding Pre-Approval of Audit and Permissible Non-Audit Services of the Company’s Independent Registered Public Accounting Firm

      The audit committee has established a policy that all audit and permissible non-audit services provided by ViaSat’s independent registered public accounting firm will be pre-approved by the audit committee. These services may include audit services, audit-related services, tax services and other services. The audit committee considers whether the provision of each non-audit service is compatible with maintaining the independence of ViaSat’s auditor. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. ViaSat’s independent registered public accounting firm and management are required to periodically report to the audit committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. There are no exceptions to the policy of securing pre-approval of the audit committee for any service provided by ViaSat’s independent registered public accounting firm. Four percent of these services were approved by the audit committee of ViaSat under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X in fiscal year 2004. Prior to May 6, 2003, ViaSat was not subject to Rule 2-01(c)(7) of Regulation S-X.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      There were no material transactions, or series of similar transactions, since the beginning of our last fiscal year, or any currently proposed transactions, or series of similar transactions, to which we are a party, in which the amount involved exceeds $60,000, and in which any director or executive officer, or any security holder who is known by us to own of record or beneficially more than 5% of any class of our common stock, or any member of the immediate family of any of the foregoing persons, has an interest.

SECTION 16(a) REPORTING

      Under Section 16(a) of the Exchange Act, directors, executive officers and beneficial owners of 10% or more of ViaSat’s common stock (Reporting Persons) are required to report to the SEC on a timely basis the initiation of their status as a Reporting Person and any changes with respect to their beneficial ownership of ViaSat’s common stock. Based solely on ViaSat’s review of copies of such forms that ViaSat has received, or written representations from Reporting Persons, ViaSat believes that during the fiscal year ended April 2, 2004, all executive officers, directors and greater than 10% stockholders complied with all applicable filing requirements, except that Richard Baldridge, Robert Barrie, Steve Cable, Mark Dankberg, Steve Hart, Mark Miller, and Gregory Monahan each filed one late Form 4 with respect to one transaction and Cathy Akin and Ronald Wangerin each filed one late Form 4 with respect to one transaction and a late Form 5.

STOCKHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING

      Any proposal of a stockholder of ViaSat intended to be presented at the next annual meeting of stockholders must be received by our corporate secretary not later than April 12, 2005, which is 120 days prior to August 10, 2005, to be considered for inclusion in our proxy statement and form of proxy relating to that meeting. Under our First Amended and Restated Bylaws, a stockholder who wishes to make a proposal at the 2005 Annual Meeting without including the proposal in our proxy statement and form of proxy relating to that meeting must notify us no earlier than May 12, 2005 and no later than June 10, 2005 unless the date of the 2005 annual meeting of stockholders is more than 30 days before or more than 60 days after the one-year anniversary of the 2004 annual meeting. If the stockholder fails to give notice by this date, then the persons named as proxies in the proxies solicited by the board of directors for the 2005 Annual Meeting may exercise discretionary voting power regarding any such proposal.

OTHER MATTERS

      We do not know of any business other than that described in this proxy statement that will be presented for consideration or action by the stockholders at the annual meeting. If, however, any other business is properly brought before the meeting, shares represented by proxies will be voted in accordance with the best judgment of the persons named in the proxies or their substitutes. All stockholders are urged to complete, sign and return the accompanying proxy card in the enclosed envelope.

By Order of the Board of Directors

MARK D. DANKBERG
Chairman of the Board and
Chief Executive Officer

Carlsbad, California

August 6, 2004

ViaSat, Inc.
6155 El Camino Real
Carlsbad, CA 92009

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
SEPTEMBER 9, 2004

     The undersigned stockholder(s) of VIASAT, INC. hereby constitutes and appoints Mark D. Dankberg and Gregory D. Monahan, and each of them, attorneys and proxies of the undersigned, each with power of substitution, to attend, vote and act for the undersigned at the annual meeting of stockholders of ViaSat to be held on September 9, 2004, and at any adjournment or postponement of the meeting, according to the number of shares of common stock of ViaSat that the undersigned may be entitled to vote, and with all powers that the undersigned would possess if personally present, as follows:

     THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT, UNLESS THE CONTRARY IS INDICATED IN THE APPROPRIATE PLACE.

(continued on reverse side)

-FOLD AND DETACH HERE -

VIASAT, INC.

PLEASE MARK VOTE IN BOX IN THE FOLLOWING MANNER USING DARK INK ONLY.

PROPOSAL 1: Election of directors:

☐ FOR all nominees	☐ WITHHOLD AUTHORITY
listed below (except	to vote for all
as marked to the	nominees listed below
contrary below)

B. Allen Lay
Dr. Jeffrey M. Nash

(INSTRUCTION: To vote for all nominees listed above, mark the “FOR” box; to withhold authority for all nominees listed above, mark the “WITHHOLD AUTHORITY” box; and to withhold authority to vote for any individual nominee listed above, mark the “FOR” box and write the nominee’s name in the space provided below.)

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting.

The undersigned revokes any prior proxy at the meeting and ratifies all that said attorneys and proxies, or any of them, may lawfully do by virtue hereof. Receipt of the Notice of Annual Meeting of Stockholders and proxy statement is hereby acknowledged.

Dated: , 2004

(Signature(s) of Stockholders)

Please sign exactly as name appears herein. When shares are held by joint tenants, both should sign; when signing as an attorney, executor, administrator, trustee or guardian, give full title as such. If a corporation, sign in full corporate name by President or other authorized officer. If a partnership, sign in partnership name by authorized partner.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF VIASAT, INC. PLEASE COMPLETE, SIGN, DATE AND MAIL PROMPTLY IN THE POSTAGE-PAID ENVELOPE ENCLOSED. THANK YOU.